Benchmark Electronics Q1-22 Earnings Results April 26, 2022

Forward-Looking 2022 Statements This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are identified as any statement that does not relate strictly to historical or current facts and may include words such as “anticipate,” “believe,” “intend,” “plan,” “project,” “forecast,” “strategy,” “position,” “continue,” “estimate,” “expect,” “may,” “will,” “could,” “predict,” and similar expressions or the negative or other variations thereof. In particular, statements, express or implied, concerning the estimated financial impact of the COVID-19 pandemic, the company’s outlook and guidance for first quarter 2022 results, the company’s belief that it is well positioned to deliver double-digit revenue growth in 2022, the company’s expectations regarding demand in each of its sectors, the company’s anticipated plans and responses to the COVID-19 pandemic, future operating results or margins, the ability to generate sales and income or cash flow, expected revenue mix, the company’s business strategy and strategic initiatives, the company’s repurchases of shares of its common stock, the company’s expectations regarding restructuring charges and amortization of intangibles, and the company’s intentions concerning the payment of dividends, among others, are forward-looking statements. Although the company believes these statements are based on and derived from reasonable assumptions, they involve risks, uncertainties and assumptions that are beyond the company’s ability to control or predict, relating to operations, markets and the business environment generally, including those discussed under Part I, Item 1A of the company's Annual Report on Form 10-K for the year ended December 31, 2020, Part II, Item 1A of the company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 and in any of the company’s subsequent reports filed with the Securities and Exchange Commission. In particular, these statements also depend on the duration, severity and evolution of the COVID-19 pandemic and related risks, including the emergence and severity of its variants, the availability of vaccines and potential hesitancy to utilize them, government and other third-party responses to the crisis and the consequences for the global economy, the company’s business and the businesses of its suppliers and customers. Events relating to or resulting from the COVID-19 pandemic, including the possibility of customer demand fluctuations, supply chain constraints, or the ability to utilize the company’s manufacturing facilities at sufficient levels to cover its fixed operating costs, may have resulting impacts on the company’s business, financial condition, results of operations, and the company’s ability (or inability) to execute on its plans to respond to the COVID-19 pandemic. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes, including the future results of our operations, may vary materially from those indicated. Undue reliance should not be placed on any forward-looking statements. Forward-looking statements are not guarantees of performance. All forward-looking statements included in this document are based upon information available to the company as of the date of this document, and the company assumes no obligation to update. Non-GAAP Financial Information Management discloses non‐GAAP information to provide investors with additional information to analyze the Company’s performance and underlying trends. A detailed reconciliation between GAAP results and results excluding certain items (“non-GAAP”) is included in the following tables attached to this document. In situations where a non-GAAP reconciliation has not been provided, the Company was unable to provide such a reconciliation without unreasonable effort due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the non-GAAP adjustments may be recognized. Management uses non‐GAAP measures that exclude certain items in order to better assess operating performance and help investors compare results with our previous guidance. This document also references “free cash flow”, which the Company defines as cash flow from operations less additions to property, plant and equipment and purchased software. The Company’s non‐GAAP information is not necessarily comparable to the non‐GAAP information used by other companies. Non‐GAAP information should not be viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as a measure of the Company’s profitability or liquidity. Readers should consider the types of events and transactions for which adjustments have been made.

Q1-22 Overview Achieved 26% year-over-year revenue growth at $636 million - Driven by strength from Semi-cap and Industrials sectors Strategically invested in inventory to support customer demand Managing ongoing supply chain challenges and COVID impacts in Asia Realized Non-GAAP gross margin of 9.1% and Non-GAAP operating margin of 3.4% Grew Non-GAAP earnings 110% year-over-year delivering $0.44 per share

Q1-22 New Business Wins Medical Ophthalmic therapy device (Design, Manufacturing) Image guided radiation platform (Manufacturing) Neurological monitoring system (Design) Semi-Cap Wafer Metrology system (Engineering) Chemical Mechanical Planarization modules (Manufacturing) Lithography sub-modules (Engineering) Aerospace & Defense Ruggedized RF SATCOM device (Manufacturing) Lower Orbit Space RF module (Design, Engineering) Encryption and Secure Comms platform (Manufacturing) Industrials Smart thermostats, climate control devices (Manufacturing) Construction and Ag. equip. controllers (Design, Engineering) Robotic and automation sub-assembly (Manufacturing) Computing & Telco Broadband Network power assembly (Manufacturing) Specialized high-end computing (Design, Test) Computer sub-systems (Manufacturing) DYNETICS selects benchmark to manufacture THE ELECTRONICS ON ITS ENDURING SHIELD SYSTEM Awarded to Benchmark based on deep A&D experience supporting customers throughout the full product life cycle including design, new product introduction, full-scale production and aftermarket services

Roop Lakkaraju Chief Financial Officer

First Quarter Revenue by Market Sector Q1-22 Mar. 31, 2022 Revenue by Mix and Market Sector Dec. 31, 2021 Mar. 31, 2021 For the Three Months Ended Dollars in Millions Higher-Value Markets   Mix % Revenue   Mix % Revenue Q/Q   Mix % Revenue Y/Y Medical   18% $117   20% $127 (8%)   21% $109 8% Semi-Cap   29% $183   26% $163 12%   22% $113 62% Aerospace & Defense   13% $82   15% $95 (14%)   18% $89 (9%) Industrials   22% $137   20% $125 10%   19% $95 44% Higher-Value Subtotal   82% $519   81% $510 2%   80% $406 28%       Traditional Markets   Mix % Revenue   Mix % Revenue Q/Q   Mix % Revenue Y/Y Computing   8% $55   10% $60 (8%)   9% $44 26% Telecommunications   10% $62   9% $63 (2%)   11% $56 12% Traditional Subtotal   18% $117   19% $123 (4%)   20% $100 18% Total Revenue 100% $636 $633 <1% $506 26%

First Quarter 2022 Financial Summary (In millions, except EPS) Mar. 31, 2022 Dec. 31, 2021 Q/Q Mar. 31, 2021 Y/Y Net Sales $636 $633 <1% $506 26% GAAP Gross Margin 9.1% 9.8% -70 bps 8.3% 80 bps GAAP SG&A $36.3 $37.7 -4% $30.5 19% GAAP Operating Margin 2.4% 2.9% -50 bps 2.4% 0 bps GAAP Diluted EPS $0.31 $0.35 -11% $0.22 41% GAAP ROIC 5.6% 5.4% 20 bps 3.2% 240 bps Net Sales $636 $633 <1% $506 26% Non-GAAP Gross Margin 9.1% 9.8% -70 bps 8.3% 80 bps Non-GAAP SG&A $36.3 $37.7 -4% $30.5 19% Non-GAAP Operating Margin 3.4% 3.8% -40 bps 2.3% 110 bps Non-GAAP Diluted EPS $0.44 $0.48 -8% $0.21 110% Non-GAAP ROIC 9.3% 8.6% 70 bps 6.4% 290 bps See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results GAAP ROIC = (GAAP TTM income from operations – GAAP Tax Impact) / (Average Invested Capital for last 5 quarters) Non-GAAP ROIC = (Non-GAAP TTM income from operations + Stock-based compensation – Non-GAAP Tax Impact) ÷ [Average Invested Capital for last 5 quarters]

Cash Conversion Cycle Update Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Accounts Receivable Days 49 48 49 51 54 Contract Asset Days 26 26 25 22 24 Inventory Days 69 75 83 82 95 Accounts Payable Days (64) (69) (70) (67) (71) Advance Payments from Customers Days (15) (16) (16) (19) (20) Cash Conversion Cycle 65 64 71 69 82

Liquidity and Capital Resources (1) Free cash flow (FCF) defined as net cash provided by (used in) operations less capex Debt Structure (In millions) Mar. 31, 2022 Senior Secured Term Loan $131 Revolving Credit Facility Drawn Amount $73 Strong balance sheet and available debt facilities Strategically invested in inventory which impacted cash flow Positive cash net of debt of $42 million as of March 31, 2022 For the Three Months Ended Cash (In millions) Mar. 31, 2022 Dec. 31, 2021 Mar. 31, 2021 Cash Flows from (used in) Operations ($68) ($1) $37 FCF (1) ($86) ($11) $30 Cash $245 $272 $400 International $151 $195 $247 US $94 $77 $153

Capital Allocation Update Dividends Quarterly dividend of $0.165 per share totaling $5.8 million paid in January 2022 Recurring quarterly dividend of $0.165 per share paid to shareholders as of March 31, 2022 on April 14, 2022 Recurring quarterly dividends to continue until further notice Share Repurchases Share repurchases of $5.5 million completed in Q1 2022 Share repurchase program remaining authorization of $159 million as of March 31, 2022 Expect to continue share repurchases opportunistically in the quarter

Second Quarter 2022 Guidance * This guidance takes into consideration all known constraints for the quarter and assumes no further significant interruptions to our supply base, operations or customers. Guidance also assumes no material changes to end market conditions and our operations due to COVID. Q2-22 Guidance Net Sales (in millions) $615 – $655 Diluted EPS - GAAP $0.33 – $0.39 Diluted EPS – non-GAAP* $0.39 – $0.45 Q2-22 Model Inputs SG&A (in millions) $34 - $36 Operating Margin - non-GAAP* 3.2% – 3.4% Other Expenses, Net (in millions) $2.6 Effective Tax Rate 18 – 20% Weighted Average Shares (in millions) ~35.5 Sector Information Q2-22 Sequential Outlook A&D and Medical Growth Industrials, Computing & Telco Flat Semi-Cap Modest Decline

2022 Outlook Jeff Benck - CEO

Q2-22 Sector Outlook

	Q2-22 Revenue Outlook	CY2022 Revenue Outlook	CY2022 Sector Revenue Drivers
Semi-Cap 	↓	↑	• Outside service provider constraints effecting near-term revenue growth • Continued demand strength through 2022
Medical 	↑	↑	• Strong sequential growth fueled by recovery in existing programs and new ramps
Industrials 	→	↑	• Maintaining revenue at higher Q1 level • Mexico ramping new programs
A&D 	↑	→	• Improving Defense spending environment • Early signs of recovery in commercial aerospace
Telco 	→	↑	• Broadband infrastructure ramping • Government initiatives around global broadband and Satcom fueling growth
Computing 	→	↑	• HPC ramping in 2H 2022 • Seeing increased interest in onshoring (USA) new compute projects

Benchmark | 13

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Strategic Objectives Progress Report Grew quarterly revenues 26% (largest quarter since Q4-18) Achieved 70% engineering services attach rate to EMS bookings Executing on planned program ramps 01 Grow Revenue 03 Grow Earnings Faster Than Revenue 02 Invest in Sustainable Infrastructure and Talent 2022 Objectives Q1-22 Progress Published first annual Sustainability Report Continued investment in talent Increased capex in PT facilities to support continued semi-cap growth Grew Non-GAAP earnings per share 110% year-over-year Disciplined expense management enabling leverage in the model Grew earnings 4x faster than revenue

2022 Mid-Term Target Model Progression 2022 Mid-Term Model Mid-Term Model set in October 2020 to be achieved exiting 2022 Q1-22 achieved or out-performed three of our four objectives Revenue growth above target Highest revenue level since Q4-2018 Non-GAAP Operating Margin within the range aided by operating expense control 2021 Results Q1-22 Results Year-over-Year Revenue Growth 26% Non-GAAP Gross Margins 9.1% SG&A Expenses 5.7% Non-GAAP Operating Margins 3.4%

Highlights and 2022 Outlook Strong demand across all sectors Strong bookings momentum supports long term growth Executing through Semi-cap “super-cycle” Medical likely to be the highest growth sector Telco benefitting from early ramp of major broadband wins Strategically acquiring inventory to help meet strong demand 2022 revenue growth outlook revised to double digits; well above mid-term target model Non-GAAP operating margin expected to be within mid-term target model

Appendix

(Amounts in Thousands, Except Per Share Data) – (UNAUDITED) APPENDIX 1 - Reconciliation of GAAP to non-GAAP Financial Results Three Months Ended Mar 31, Dec 31, Mar 31, 2022 2021 2021 Income from operations (GAAP) $ 15,407 $ 18,635 $ 11,934 Amortization of intangible assets 1,609 1,591 1,598 Restructuring charges and other costs 2,314 4,099 1,591 Loss on the sale of property, plant and equipment 1,983 — — Ransomware incident related costs (recovery), net — — (3,444) Customer insolvency (recovery) — (72) (32) Non-GAAP income from operations $ 21,313 $ 24,253 $ 11,647 GAAP operating margin 2.4% 2.9% 2.4% Non-GAAP operating margin 3.4% 3.8% 2.3% Gross Profit (GAAP) $ 57,602 $ 62,056 $ 42,227 Customer insolvency (recovery) — (72) (32) Non-GAAP gross profit $ 57,602 $ 61,984 $ 42,195 GAAP gross margin 9.1% 9.8% 8.3% Non-GAAP gross margin 9.1% 9.8% 8.3% Selling, general and administrative expenses $ 36,289 $ 37,731 $ 30,548 Non-GAAP selling, general and administrative expenses $ 36,289 $ 37,731 $ 30,548 Net income (GAAP) $ 10,960 $ 12,419 $ 7,917 Amortization of intangible assets 1,609 1,591 1,598 Restructuring charges and other costs 2,314 4,099 1,591 Loss on the sale of property, plant and equipment 1,983 — — Ransomware incident related costs (recovery), net — — (3,444) Customer insolvency (recovery) — (72) (32) Refinancing of credit facilities — 276 — Income tax adjustments(1) (1,206) (1,212) 169 Non-GAAP net income $ 15,660 $ 17,101 $ 7,799 Diluted earnings per share: Diluted (GAAP) $ 0.31 $ 0.35 $ 0.22 Diluted (Non-GAAP) $ 0.44 $ 0.48 $ 0.21 Weighted-average number of shares used in calculating diluted earnings per share: Diluted (GAAP) 35,470 35,410 36,711 Diluted (Non-GAAP) 35,470 35,410 36,711 Net cash (used in) provided by operations $ (68,025) $ (1,314) $ 36,613 Additions to property, plant and equipment and software (17,975) (9,740) (6,422) Free cash flow (used) $ (86,000) $ (11,054) $ 30,191 (1) This amount represents the tax impact of the non-GAAP adjustments using the applicable effective tax rates.